Exhibit 32

                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing by Soyo Group, Inc. (the "Company") with the Securities and Exchange Commission of its Quarterly Report on Form 10-Q for the three months ended September 30, 2004 (the "Report"), the undersigned does hereby certify that:


                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



/s/ MING TUNG CHOK
-------------------------------
Name:  Ming Tung Chok
Title:  Chief Executive Officer
Date:  November 17, 2004


/s/ NANCY CHU
-------------------------------
Name:  Nancy Chu
Title:  Chief Financial Officer
Date:  November 17, 2004